                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           TMBR/Sharp Drilling, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                            TMBR/SHARP DRILLING, INC.
                         4607 WEST INDUSTRIAL BOULEVARD
                              MIDLAND, TEXAS 79703



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To The Shareholders of
   TMBR/Sharp Drilling, Inc.:

         The Annual Meeting of Shareholders of TMBR/Sharp Drilling, Inc. will be held on Wednesday, August 28, 2002, at 10:00 a.m., in the Midland Petroleum Club, 501 West Wall, Midland, Texas 79701, for the following purposes:

                  (1) The election of five Directors to hold office until the next succeeding annual meeting of shareholders and until their successors are duly qualified and elected; and

                  (2) The transaction of such other business that may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on July 26, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only shareholders of record at the close of business on July 26, 2002 will be entitled to vote at the Annual Meeting and any adjournments thereof.


                                          By Order of the Board of Directors

                                                     James M. Alsup
                                                       Secretary

Midland, Texas
July 30, 2002


         WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED BY THE SENDER IF MAILED WITHIN THE UNITED STATES. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                            TMBR/SHARP DRILLING, INC.
                         4607 WEST INDUSTRIAL BOULEVARD
                              MIDLAND, TEXAS 79703
                                 (915) 699-5050


                                 PROXY STATEMENT


         The accompanying Proxy is solicited on behalf of the Board of Directors of TMBR/Sharp Drilling, Inc. to be voted at the Annual Meeting of Shareholders. The meeting will be held on Wednesday, August 28, 2002, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournments thereof. The principal executive offices of TMBR are located at 4607 West Industrial Boulevard, Midland, Texas 79703.

         This Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders on or about July 30, 2002.

PROXIES, SOLICITATION AND VOTING

         The record date for the determination of shareholders entitled to notice of and to vote at the meeting is the close of business on July 26, 2002. A total of 5,419,486 shares of common stock were issued and outstanding on the record date. Each share of common stock is entitled to one vote on all matters to be acted upon at the meeting. Cumulative voting is not permitted.

         With respect to matters to be voted upon at the Annual Meeting, the attendance, in person or by Proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting is necessary to constitute a quorum. For quorum purposes, the total votes received, including abstentions and broker non-votes, are counted as present and entitled to vote in determining the number of shares present. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         Directors will be elected by a plurality of votes cast. A plurality means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

         Properly executed Proxies will be voted in accordance with the instructions thereon or, if no instructions are indicated thereon, the shares will be voted FOR the election of management's nominees to the Board of Directors and in the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting.

         Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by appearing and voting personally at the Annual Meeting, by delivering a later dated Proxy or by delivering to the Secretary of TMBR a written revocation of such Proxy prior to the Annual Meeting.

         The cost of preparing, assembling, printing and mailing this Proxy Statement and enclosed Proxy and the cost of soliciting Proxies relating to the Annual Meeting will be borne solely by TMBR. We may request banks and brokers to solicit their customers who beneficially own shares of common stock listed of record in names of nominees. We will reimburse them for their reasonable out-of-pocket solicitation expenses. The initial solicitation of Proxies by mail may be supplemented by telephone, telegram or personal solicitation by officers, Directors and other employees of TMBR. No additional compensation will be paid to these individuals for these activities.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth information, as of July 26, 2002 (unless otherwise indicated), concerning the beneficial ownership of TMBR's common stock by (1) each person known to us to be the beneficial owner of more than five percent of the outstanding shares of common stock, (2) the executive officers named in the Summary Compensation Table under "Executive Compensation", (3) each Director and nominee for Director and (4) all Directors (and nominees) and executive officers as a group.

                                                               Amount and
                                                               Nature of                                 Percent
         Name and Address                                      Beneficial                                   of
         of Beneficial Owner                                  Ownership(1)                                Class
         -------------------                                  ------------                               --------
Raymond E. Batchelor....................................          14,300(2)                                    *
  4325 E. 51st St., Suite 104
  Tulsa, Oklahoma 74135

Thomas C. Brown.........................................         437,297(3)                                 7.78%
  4607 West Industrial Blvd.
  Midland, Texas  79703

Michael M. Cone.........................................          23,000(4)                                    *
   909 Wirt Road
   Houston, Texas 77024-3405

Patricia R. Elledge.....................................              --                                       --
  4607 West Industrial Blvd.
  Midland, Texas 79703

David N. Fitzgerald.....................................          65,782(4)                              1.21%
  2300 West 42nd Street
  Odessa, Texas  79764

Jeffrey D. Phillips.....................................          22,000(5)                               *
  4607 West Industrial Blvd.
  Midland, Texas 79703

James B. Taylor.........................................          12,700(4)                               *
  15 Sunflower Dr.
  Santa Fe, New Mexico 87501

State Street Research & Management
  Company...............................................         729,700(6)                            13.46%
  One Financial Center, 30th Floor
  Boston Massachusetts, 02111-2609

Patterson - UTI Energy, Inc.............................       1,058,597(7)                            19.53%
  4510 Lamesa Highway
  Snyder, Texas 79549

All Directors (and nominees)...........................          593,069(8)                            10.41%
  and executive officers as a
  group (9 persons)

----------
* Less than 1%.

(1) Unless otherwise indicated, all shares of common stock are held directly with sole voting and investment powers.

(2) Of the total number of shares shown, 200 shares are held indirectly through Mr. Batchelor's wife and 600 shares are held indirectly through Mr. Batchelor's wife in her capacity as trustee for three minor grandchildren. Mr. Batchelor disclaims beneficial ownership of all shares held in trust for his grandchildren. Also included are 10,000 shares of common stock that may be acquired upon exercise of presently exercisable stock options.

(3) Includes 201,000 shares of common stock underlying presently exercisable stock options.

(4) Includes 10,000 shares of common stock that may be acquired upon exercise of presently exercisable stock options.

(5) All of such shares may be acquired upon exercise of presently exercisable stock options.

(6) In Schedule 13G, dated February 15, 2002, filed with the SEC by State Street Research & Management Company, State Street reported beneficial ownership of 729,700 shares, of which it has sole voting power with

'

         respect to 724,500 shares and sole dispositive power with respect to 729,700 shares. State Street disclaimed any beneficial interest in these shares.

(7) Based on Schedule 13D, dated June 13, 2002, and filed with the SEC on June 21, 2002, Patterson-UTI Energy, Inc. reported sole voting power with respect to 1,058,597 shares; sole dispositive power with respect to 762,597 shares; and shared dispositive power with respect to 265,000 shares. As reported, the total number of shares includes an option to purchase all or part of 195,000 shares of common stock between October 26, 2002 and December 16, 2002. The grantor of the option also has the right to require Patterson-UTI Energy, Inc. to purchase all or any part of such 195,000 shares at any time between October 26, 2002 and December 16, 2002. Also included in the total number of shares are 101,000 shares that Patterson - UTI Energy, Inc. has been granted an irrevocable proxy to vote until December 16, 2002.

(8) Includes 280,000 shares of common stock underlying presently exercisable stock options.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires, among other things, that TMBR's Directors and officers, and holders of 10% or more of TMBR's outstanding common stock, file at specified times reports of beneficial ownership and changes in beneficial ownership of TMBR's common stock and other equity securities. To our knowledge, all Section 16(a) filing requirements for the year ended March 31, 2002 have been complied with, except that Mr. Brown did not timely file one report reflecting the termination by operation of law of the Estate of C.V. Lyman Testamentary Trust, which resulted in 19,856 shares of common stock being transferred to the Rachel Lyman Family Trust under the provisions of the Last Will and Testament of Rachel Lyman. Mr. Brown served as a co-trustee of the Trust and disclaimed beneficial ownership of such shares.


                              ELECTION OF DIRECTORS

         Directors are elected annually by our shareholders to hold office until the next annual meeting of shareholders and until their respective successors are duly elected. The number of directors comprising the whole Board is determined by the Board of Directors. Our five current Directors and nominees were elected as Directors at the last annual meeting of shareholders. The Board of Directors is recommending that the five current Directors be elected to serve until the next annual meeting of shareholders is held and their respective successors have been duly elected. If any nominee becomes unavailable for any reason, which we don't anticipate, a substitute nominee may be designated by the Board of Directors and the shares represented by Proxy will be voted for any substitute nominee, unless the Board reduces the number of Directors. There are no family relationships among any of these nominees or among any of these nominees and any officer, nor any arrangement or understanding between any nominee and any other person under which the nominee was selected. The five nominees for the Board of Directors are as follows:

                                                              Position with Company and                  Director
       Nominee                        Age                        Principal Occupation                      Since
-----------------------               ---             ------------------------------------------        ----------
Thomas C. Brown ...................    75             Chairman of the Board of Directors                    1982
                                                      of Directors and Chief Executive
                                                      Office of TMBR; Director of Tom
                                                      Brown, Inc.

David N. Fitzgerald...............     79             Director of TMBR; President                           1984
                                                      and controlling shareholder of
                                                      Dave Fitzgerald, Inc., a privately
                                                      held investment company.

Raymond E. Batchelor...............    68             Director of TMBR; President and                       2001
                                                      controlling shareholder of
                                                      BHC Pipe & Equipment
                                                      Company, a privately held
                                                      oilfield equipment supply
                                                      company.

Michael M. Cone ...................    64             Director of TMBR; Chairman of                         2001
                                                      the Board of Directors and controlling
                                                      shareholder of Tri-C Resources, Inc.,
                                                      a privately held oil and gas exploration
                                                      company.

James B. Taylor ...................    64             Director of TMBR; Director of                         2001
                                                      Willbros Group, Inc.; Managing Director
                                                      of Reata Resources, LLC; Chairman
                                                      of the Board of Directors of Solana
                                                      Petroleum Corporation from 1997
                                                      to 2000; Director of Arakis
                                                      Energy Corporation from 1996
                                                      to 1998; Executive Vice President
                                                      of Occidental Oil and Gas Corporation
                                                      from 1993 to 1996.


         Unless otherwise directed on any duly executed and dated Proxy, it is the intention of the persons named in such Proxy to vote the shares of common stock represented by such Proxy for the election of the nominees listed in the preceding table for the office of Director of TMBR/Sharp Drilling, Inc.

         The Board of Directors recommends that the shareholders vote FOR the proposal to elect its nominees to the Board of Directors.


OTHER INFORMATION

         TMBR's business and affairs are managed by or under the direction of the Board of Directors. The Board of Directors held five meetings during the year ended March 31, 2002. All Directors were in attendance at each meeting.

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a standing nominating committee. The review of recommendations for nominees for Directors is made by the full Board of Directors.

         Since March 14, 2001, Michael M. Cone, David N. Fitzgerald and James B. Taylor have served as members of the Board's Audit Committee. The Audit Committee was created for the purposes of recommending the firm to be employed by TMBR as its independent auditors, consulting with the persons chosen to be the independent auditors with regard to the plan of audit, reviewing with the independent auditors the report of audit and management letters, if any, consulting with the independent auditors with regard to the adequacy of internal accounting controls and performing such other duties as may be advised or requested from time to time by TMBR's Board of Directors. The Audit Committee held three meetings during the year ended March 31, 2002. Mr. Cone was absent one meeting.

         The Compensation Committee of the Board of Directors oversees and is responsible for establishing the compensation of officers and administering our stock option plans. Members serve at the pleasure of the Board of Directors and may be appointed or removed by the Board of Directors at will. During the year ended March 31, 2002, David N. Fitzgerald and Raymond E. Batchelor served as members of the Compensation Committee. The Compensation Committee held one meeting during the year ended March 31, 2002, and took action by unanimous written consent on two occasions.


                            REPORT OF AUDIT COMMITTEE


         The Audit Committee, which is presently composed of Michael M. Cone, David N. Fitzgerald and James B. Taylor, operates pursuant to a written charter adopted by the Board of Directors. The Directors serving on the Audit Committee are "independent" for purposes of The Nasdaq Stock Market listing standards. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Audit Committee is responsible for monitoring and overseeing management's conduct of TMBR's financial reporting process, TMBR's systems of internal accounting and financial controls, and the independent audit of TMBR's financial statements by TMBR's independent auditors.

         The Audit Committee reviewed and discussed the audited financial statements with both management and KPMG LLP. The Audit Committee discussed with KPMG LLP those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee).

         The Audit Committee received from KPMG LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with KPMG LLP the issue of its independence from TMBR.

         Based on the Audit Committee's review of the audited financial statements and its discussions with management and KPMG LLP noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in TMBR's Annual Report on Form 10-K for the year ended March 31, 2002 for filing with the SEC.


                                                 AUDIT COMMITTEE

                                                    Michael M. Cone
                                                    David N. Fitzgerald
                                                    James B. Taylor


AUDIT FEES

         During the fiscal year ended March 31, 2002, Arthur Andersen LLP provided certain services to us, which consisted of reviewing our quarterly financial statements for the first three fiscal quarters and providing certain tax services. We paid Arthur Andersen LLP $9,600 for their services to review our quarterly financial statements. Following our dismissal of Arthur Andersen LLP in May, 2002, we engaged KPMG LLP to perform the audit of our financial statements for the fiscal year ended March 31, 2002. We were billed $60,000 for the audit services rendered by KPMG LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         TMBR did not pay any fees for any professional services relating to the design or implementation of financial information systems during the fiscal year ended March 31, 2002.

ALL OTHER FEES

         All other fees billed for the fiscal year ended March 31, 2002 for services other than those described above were $19,970. These fees relate to due diligence and tax services provided by Arthur Andersen LLP.

         The Audit Committee has concluded that the provision of services covered in the sections captioned "Financial Information Systems Design and Implementation Fees" and "All Other Fees" are compatible with maintaining the independence of KPMG LLP.

                        REPORT OF COMPENSATION COMMITTEE


         This report is given by David N. Fitzgerald and Raymond E. Batchelor, members of the Board's Compensation Committee.

         It has been our practice for many years that our executive compensation program consist primarily of a base salary and stock options. We have a history of relying upon stock options as an important component of each executive's compensation package. All stock options are granted pursuant to one of TMBR's stock option plans. Stock option grants are made with exercise prices of not less than 100% of the market price on the date of grant. We believe that this program has generally enabled us to keep salaries and other compensation benefits at relatively modest levels. The cash component of compensating TMBR's executive officers, including Mr. Brown, has historically been determined by comparisons with similar companies of similar size, overall market conditions in the domestic oil and gas industry, the financial performance and condition of TMBR, the individual performance of the executive, and any promotions of, or increased responsibilities assumed by, the executive.

         There is no specific relationship of corporate performance to executive compensation. No formula or specific evaluation procedure is followed. Rather, compensation policies have been subjective and informal. However, compensation for executives is based generally on the principles that compensation must be sufficiently high, in relation to TMBR's competitors, to help motivate and retain the talent needed to grow TMBR's business and to provide a sufficient incentive for executive officers to remain with TMBR and devote their best efforts to TMBR's business. We do not presently have written employment contracts with any executive officer. Like all of our employees, the executive officers are "at-will employees", meaning either the employee or TMBR can terminate the employment relationship at any time for any reason or for no reason.

         The compensation of Mr. Brown, the Chairman of the Board and Chief Executive Officer, consists of a base salary and stock options. There is no specific relationship between TMBR's performance and Mr. Brown's compensation. Using the guidelines described above, only subjective, informal periodic reviews of Mr. Brown's compensation are made. Additional factors considered in Mr. Brown's case include his experience in the oil and gas industry, his leadership and length of service as Chief Executive Officer, the compensation paid to him in previous years, the number and terms of drilling contracts we obtain, rig utilization rates, the quantities of oil and gas reserves discovered and produced from our oil and gas exploration activities and the market value of TMBR's common stock. After considering these factors and TMBR's increased revenues, oil and gas reserves and earnings over the last three fiscal years, we increased Mr. Brown's annual salary from $178,200 to $240,000, effective May 1, 2001. In determining his salary increase, we also took into account that Mr. Brown's previous salary increase was in September, 2000, and that TMBR does not maintain a retirement plan for its employees or executives. In October, 2001, we also authorized the grant of stock options to all of our employees, including executive officers. As described in the following pages, Mr. Brown was granted an option to purchase 40,000 shares of common stock at an exercise price of $11.50 per share, the market value of the common stock on the date of grant.

The previous option grant to Mr. Brown was in fiscal year 1999. We believe the most recent stock option grant helps establish a link between the objective of creating shareholder value and providing an incentive to Mr. Brown to achieve increased shareholder value over the long term. Mr. Brown did not receive any cash bonuses or stock options during the fiscal year ended March 31, 2001. In our judgment, TMBR has not been burdened by excessive compensation costs or perquisites and the compensation levels of our executive officers has been reasonable. We are satisfied that the compensation paid to our executive officers last fiscal year, including Mr. Brown, is adequate to ensure the continued efforts of all executive officers for the benefit of TMBR and its shareholders.

         Under Section 162(m) of the Internal Revenue Code, no income tax deduction is allowed to a publicly held corporation for remuneration paid to certain executive officers (including the CEO) to the extent that the amount of remuneration with respect to any given employee or executive officer for the taxable year exceeds $1,000,000. Section 162(m) has not been a factor in determining the overall compensation of TMBR's executive officers.


                                            COMPENSATION COMMITTEE

                                                Raymond E. Batchelor
                                                David N. Fitzgerald

                             EXECUTIVE COMPENSATION


SUMMARY OF ANNUAL COMPENSATION

         The following table sets forth for each of the three fiscal years ended March 31, 2002, a summary of the types and amounts of compensation paid to the Chief Executive Officer of the Company and the only other executive officers of the Company whose salary and bonuses for the fiscal year ended March 31, 2002 exceeded $100,000.


                           Summary Compensation Table

                                                                                         Long-Term Compensation
                                                                                 -------------------------------------
                                                     Annual Compensation                 Awards                Payouts
                                              ------------------------------     -------------------------     -------
                                                                     Other                      Securities
                                                                     Annual      Restricted     Underlying              All Other
                                                                     Compen-       Stock         Options/       LTIP     Compen-
 Name and Principal                            Salary     Bonus      sation        Awards          SARs        Payouts   sation
      Position                    Year          ($)        ($)         ($)          ($)            (#)           ($)       ($)
 ------------------               ----        -------     -----      -------     ----------     ----------     -------  ---------
Thomas C. Brown,                  2002        233,820       0          (1)           0           40,000           0         0
  Chairman of the                 2001        170,100       0          (1)           0              0             0         0
  Board of Directors and          2000        168,231       0          (1)           0              0             0         0
  Chief Executive
  Officer

Jeffrey D. Phillips               2002        136,119       0          (1)           0           30,000           0         0
  President                       2001         94,644       0          (1)           0              0             0         0
                                  2000         95,694       0          (1)           0              0             0         0

Patricia R. Elledge               2002        105,694       0          (1)           0           10,000           0         0
   Controller and Treasurer       2001        100,974       0          (1)           0              0             0         0
                                  2000         99,922       0          (1)           0              0             0         0


----------
(1) The named executive officers of the Company were also provided certain non-cash compensation and personal benefits. However, the aggregate amount of such other compensation did not exceed $50,000 or 10% of the named executive officer's salary during such fiscal year.

Stock Options

         TMBR uses stock options as part of the overall compensation of Directors, officers and employees. Summary descriptions of our stock option plans are included in this Proxy Statement so you can review the types of options we have granted and the significant features of our stock options.

         In the following table, we show certain information with respect to stock options granted to the named executive officers in the fiscal year ended March 31, 2002.


                     Options/Sar Grants in Last Fiscal Year

                                                 Individual Grants
                          -----------------------------------------------------------------
                                                                                                  Potential Realizable
                                                                                                    Value at Assumed
                           Number of         Percent of                                           Annual Rates of Stock
                          Securities        Total Options                                        Price Appreciation for
                          Underlying         Granted to         Exercise or                          Option Term (1)
                            Options         Employees in        Base Price      Expiration      ------------------------
      Name                Granted (#)        Fiscal Year           ($/Sh)          Date            5%($)        10%($)
-----------------         -----------      ---------------    -------------     -----------     ------------   --------
T. C. Brown               40,000(2)                  13.70%       11.50          10-10-11         289,800       733,125

J. D. Phillips            30,000(3)                  10.27%       11.50          10-10-11         217,350       548,550

P. R. Elledge             10,000(4)                   3.42%       11.50          10-10-11           72,450      182,850

------------

(1) These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. The total appreciation of the options over their ten year terms at 5% and 10% is 63% and 159%, respectively. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

(2) An incentive stock option to purchase 40,000 shares of common stock was granted to Mr. Brown on October 10, 2001 under TMBR's 1998 Stock Option Plan. The option is exercisable in five equal annual installments, commencing on October 10, 2002. The exercise price is equal to the fair market value of the common stock on the date of grant.

(3) An incentive stock option to purchase 30,000 shares of common stock was granted to Mr. Phillips on October 10, 2002 under TMBR's 1998 Stock Option Plan. The option is exercisable in four equal annual installments, commencing on October 10, 2002. The exercise price is equal to the fair market value of the common stock on the date of grant.

(4) An incentive stock options to purchase 10,000 shares of common stock was granted to Ms. Elledge on October 10, 2002 under TMBR's 1998 Stock Option Plan. The option is exercisable in two equal annual installments, commencing on October 10, 2002. The exercise price is equal to the fair market value of the common stock on the date of grant.

         The following table sets forth certain information with respect to stock option exercises during the fiscal year ended March 31, 2002 by the named executive officers, and the value of each such officer's unexercised stock options at March 31, 2002.


                       Aggregated Option/SAR Exercises in

            Last Fiscal Year and Fiscal Year - End Option/SAR Values

                                                                                                           Value of
                                                                      Number of                          Unexercised
                                                          Securities Underlying Unexercised             In-The-Money
                             Shares                                  Options/SARs                         Options/SARs
                           Acquired on       Value              at Fiscal Year-End (#)             at Fiscal Year-End ($)(2)
                            Exercise       Realized       -------------------------------       ------------------------------
          Name                 (#)          ($)(1)        Exercisable       Unexercisable       Exercisable      Unexercisable
-------------------        -----------     --------       -----------       -------------       -----------      -------------
T. C. Brown                     0              0             201,000            40,000              2,233,650             150,000

J. D. Phillips                  0              0              22,000            30,000                244,750             112,500

P. R. Elledge                32,000        $420,800             0               10,000                      0              37,500

----------

(1) The "value realized" is equal to the fair market value of a share of common stock on the dates of exercise, based on the last sale price of TMBR's common Stock, less the exercise price.

(2) The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year-end, based on the last sale price of TMBR's common stock, less the exercise price.

         At March 31, 2002, a total of 587,400 shares of common stock were authorized for issuance upon exercise of outstanding stock options. An additional 386,500 shares remained available for future issuance under our equity compensation plans. In the table below, we describe certain information about these shares and the equity compensation plans which provide for their authorization and issuance. You can find additional information about our stock option plans and the Directors Fee Stock Plan beginning on page 15 of this Proxy Statement.


                      EQUITY COMPENSATION PLAN INFORMATION

                               (a)                          (b)                         (c)
                               ---------------------------- --------------------------- ----------------------------
PLAN CATEGORY                  Number of securities to be   Weighted-average exercise   Number of securities
                               issued upon exercise of      price of outstanding        remaining available for
                               outstanding options,         options, warrants and       future issuance under
                               warrants and rights          rights                      equity compensation plans
                                                                                        (excluding securities
                                                                                        reflected in column (a))

Equity compensation plans
approved by security holders             587,400                      $8.67                      368,000

Equity compensation plans
not approved by security                   6,500(1)                  $14.40(1)                    18,500
holders

Total                                    587,400(2)                   $8.67(3)                   386,500

(1) These shares were issued to nonemployee Directors under TMBR's Directors Fee Stock Plan, described on page 15 of this Proxy Statement. As of March 31, 2002, 18,500 shares remained available for future payment of nonemployee Directors' fees. The weighted average exercise price represents the weighted average last sales prices of TMBR's common stock on the applicable Board and committee meeting dates.

(2) These shares exclude the 6,500 shares that have previously been issued under the Directors Fee Stock Plan described in footnote (1).

(3) This weighted average exercise price is calculated excluding the 6,500 shares previously issued under the Directors Fee Stock Plan since such shares have been issued and are not issuable under outstanding options, warrants or rights.

                             STOCK PERFORMANCE GRAPH


Comparison of Five-Year Cumulative Total Returns

         The indexes in the performance graph compare the annual cumulative total stockholder return on TMBR's common stock with the cumulative total return of The Nasdaq Stock Market (U.S.) Index and the Nasdaq Non-financial Stock Index (U.S. and foreign). The table assumes that the value of an investment in TMBR's common stock and each index was $100.00 on March 31, 1997.

  Symbol      Total Returns Index for:                 3/31/97     3/31/98    3/31/99      3/31/00     3/31/01      3/31/02
  ------      ------------------------                 -------     -------    -------      -------     -------      -------
   [ ]        TMBR/Sharp Drilling, Inc.                 100.00        96.8       35.8        103.2       128.9        128.4
    *         Nasdaq Stock Market (US Companies)        100.00       151.6      204.8        380.4       152.2        153.3
    #         Nasdaq Non-Financial Stocks               100.00       150.0      209.6        410.0       152.9        149.9
              (US & Foreign)

COMPENSATION OF DIRECTORS

         On June 14, 2001, the Board of Directors adopted the TMBR/Sharp Drilling, Inc. Directors Fee Stock Plan. Under this plan nonemployee Directors are each entitled to receive 300 shares of common stock for each Board meeting that the nonemployee Director attends and 100 shares of common stock for attendance at each meeting of any Board committee on which he serves. TMBR reserved a total of 25,000 shares of its common stock for issuance under this stock plan. For their attendance at Board and committee meetings held during the fiscal year ended March 31, 2002, Mr. Fitzgerald received 1,700 shares; Mr. Cone 1,600 shares; Mr. Taylor 1,600 shares; and Mr. Batchelor 1,600 shares.

         TMBR also reimburses Directors for their travel expenses incurred in connection with attendance at Board meetings and Board committee meetings.

         Directors who are employees of TMBR are eligible to participate in all of TMBR's stock option plans. Nonemployee Directors are eligible to participate only in the 1998 Stock Option Plan.


1984 STOCK OPTION PLAN

         The Board of Directors authorized and adopted the TMBR/Sharp Drilling, Inc. Stock Option Plan in August, 1984. Although the 1984 Plan expired by its own terms on August 8, 1994, options granted under the 1984 Plan prior to August 8, 1994 will remain outstanding until they are exercised or expire by their own terms, and will continue to be subject to all terms and conditions of the 1984 Plan. No additional options will be granted under the 1984 Plan. Options granted under the 1984 Plan are either incentive stock options within the meaning of
Section 422 of the Internal Revenue Code, or options which do not constitute incentive stock options. Options granted under the 1984 Plan have been, as provided in the 1984 Plan, granted only to key employees (including officers and Directors who were also key employees).

         The 1984 Plan is administered by the Compensation Committee. Options granted under the 1984 Plan have exercise prices equal to the fair market value of the underlying shares at the time the options were granted, as determined by the Compensation Committee. Options granted under the 1984 Plan are exercisable for such periods as have been approved by the Compensation Committee, except that options are not exercisable, in any event, for a period in excess of ten years from the date of grant.

         An aggregate of 475,000 shares of common stock are authorized to be issued under the 1984 Plan. Common stock issued under the 1984 Plan may be from authorized but unissued shares of common stock or previously issued shares reacquired by TMBR. The shares of common stock with respect to which options have been granted are subject to adjustment upon the occurrence of certain corporate reorganizations or recapitalizations, including stock splits or stock dividends.

         As required by the terms of the 1984 Plan, for an option granted under the 1984 Plan to qualify as an incentive stock option, the aggregate fair market value (determined at the time of grant) of the stock with respect to which the incentive stock option was exercisable for the first time by an employee during any calendar year could not exceed $100,000 and could not be issued to an employee if, at the time the option was granted, such employee owned stock possessing more than 10% of the combined voting power of all classes of TMBR's outstanding stock, unless at the time the option was granted the exercise price of such option was at least 110% of the fair market value of the common stock on the date of grant and the option was not exercisable after five years from the date of grant.

         All or part of an option may be exercised by tendering cash or shares of common stock having a fair market value equal to the option price, or a combination of stock and cash. At the discretion of the Compensation Committee, an option agreement may provide for the right to surrender an option in return for a payment in cash and/or shares of common stock equal to the excess of the fair market value of the shares with respect to which the option is surrendered over the option price therefor, on such terms and conditions as the Compensation Committee shall determine.

         At March 31, 2002, options to purchase a total of 5,000 shares of common stock were outstanding under this plan. No additional options are available to be granted under the 1984 Plan.


1994 STOCK OPTION PLAN

         In July, 1994, the Board of Directors adopted the TMBR/Sharp Drilling, Inc. 1994 Stock Option Plan, which was ratified and adopted by TMBR's shareholders at the 1994 annual meeting of shareholders held on August 30, 1994. Options granted under the 1994 Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or options which do not constitute incentive stock options. Key employees (including officers and Directors who are also key employees) of TMBR are eligible to receive options under the 1994 Plan.

         The 1994 Plan is presently administered by the Compensation Committee. The Compensation Committee has the authority to select employees who are to be granted options and to establish the number of shares issuable under each option. Options granted to an employee contain such terms and conditions and may be exercisable for such periods as may be approved by the Compensation Committee. The purchase price of common stock issued under each option will not be less than the fair market value of the stock subject to the option at the time of grant. The Compensation Committee, in its discretion, may provide for the payment of the option price, in whole or in part, in cash at the time of exercise, by the delivery of a number of shares of common stock (plus cash if necessary) having a fair market value on the date of delivery equal to the option exercise price, or any combination of cash and stock.

         The aggregate number of shares of common stock which may be issued pursuant to the exercise of stock options granted under the 1994 Plan may not exceed 750,000 shares, subject to adjustment in the number of shares with respect to options and purchase prices therefor in the event of stock splits or stock dividends, and for equitable adjustments in the event of certain recapitalizations, mergers, consolidations or acquisitions. If any outstanding option granted under the 1994 Plan expires or terminates prior to its exercise in full, the shares allocable to the unexercised portion of such option may be subsequently granted under the 1994 Plan.

         The 1994 Plan provides that to the extent the aggregate fair market value of the common stock (determined at the time of grant) with respect to which incentive options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of TMBR exceeds $100,000, such incentive stock options will be treated as options which do not constitute incentive stock options. The Compensation Committee determines, in accordance with applicable provisions of the Internal Revenue Code, which of an optionee's incentive stock options will not constitute incentive stock options because of this limitation. No incentive stock option may be granted to an individual if, at the time the option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of TMBR, unless at the time the option is granted the option price is at least 110% of the fair market value of the stock subject to the option and the option by its terms is not exercisable after the expiration of five years from the date of grant.

         An option may be granted in exchange for an individual's right and option to purchase shares of common stock pursuant to the terms of an agreement that existed prior to the date such option is granted ("Prior Option"). An option agreement that grants an option in exchange for a Prior Option must provide for the surrender and cancellation of the Prior Option. The purchase price of common stock issued under an option granted in exchange for a Prior Option is determined by the Compensation Committee, and may be equal to the price for which the optionee could have purchased common stock under the Prior Option.

         The Board of Directors may amend or terminate the 1994 Plan at any time, but may not in any way impair the rights of an optionee under an outstanding option without the consent of the optionee. In addition, in order to obtain the benefits provided by Section 422 of the Code, the Board of Directors will determine at the time of making each amendment whether or not it is necessary to submit the amendment to the shareholders for approval. Generally, however, no amendment may be made without shareholder approval if the amendment would materially increase the benefits accruing to employee optionees, materially increase the number of securities issuable under the 1994 Plan, or materially modify the requirements as to eligibility for participation in the 1994 Plan. Unless earlier terminated, the 1994 Plan will terminate upon and no further options may be granted after the expiration of ten years from the date of its adoption by the Board of Directors.

         At March 31, 2002, options to purchase a total of 250,400 shares of common stock were outstanding under this plan. No additional options are available to be granted under the 1994 Plan.

1998 STOCK OPTION PLAN

         On September 1, 1998, the Board of Directors adopted the TMBR/Sharp Drilling, Inc. 1998 Stock Option Plan, which was ratified and adopted by the shareholders at the 1999 annual meeting of shareholders held on August 31, 1999. Subject to selection by the Compensation Committee, key employees and nonemployee Directors are eligible to receive one or more options under the 1998 Plan.

         Stock options granted under the 1998 Plan to key employees may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code, or stock options which do not constitute incentive stock options. Options granted to nonemployee Directors will be nonqualified stock options.

         The Compensation Committee administers the 1998 Plan and has the sole authority to select the employees and nonemployee Directors who are to be granted options and to establish the number of shares issuable under each option.

         The aggregate number of shares of common stock which may be issued pursuant to the exercise of stock options granted under the 1998 Plan may not exceed in the aggregate 750,000 shares, subject to adjustments in the number of shares with respect to options and purchase prices in the event of stock splits or stock dividends, and for equitable adjustments in the event of recapitalizations, mergers, consolidations, acquisitions of more than 50% of the outstanding shares of common stock by any person or entity, dissolution and liquidation, and similar events. If any outstanding option granted under the 1998 Plan expires or terminates prior to its exercise in full, the shares allocable to the unexercised portion of such option may be subsequently granted under the 1998 Plan.

         Options granted under the 1998 Plan contain such terms and conditions and may be exercisable for such periods as may be approved by the Compensation Committee. The Compensation Committee is empowered and authorized, but is not required, to provide for the exercise of options by payment in cash or by delivery of shares of common stock having a fair market value equal to the purchase price, or any combination of cash or common stock. The purchase price of common stock issued under each option will not be less than the fair market value of the stock subject to the option at the time of grant.

         Options granted under the 1998 Plan are not transferable other than by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee and while the optionee is an employee or director of TMBR, except that if the optionee ceases to be an employee or director as a result of death or disability, any options held by the optionee may be exercised in full by the optionee's legal representative at any time during the period of one year following such termination. If an optionee ceases to be an employee or director of TMBR other than for cause, death or disability, options may be exercised within three months thereafter, but only as to the number of shares the optionee was entitled to purchase as of the date the optionee ceased to be an employee or director.

         The Board of Directors may amend or terminate the 1998 Plan at any time, but may not in any way impair the rights of an optionee under an outstanding option without the consent of the optionee.

         The 1998 Plan will terminate ten years from the date of its adoption by the Board of Directors.

         At March 31, 2002, options to purchase a total of 332,000 shares of common stock were outstanding under this plan, and 368,000 shares were available at that same date for future option grants.

CHANGE OF CONTROL ARRANGEMENTS

         TMBR's stock option plans and stock option agreements contain provisions which, upon the occurrence of certain events, could result in additional compensation to the option holders. These events include the following: if (1) TMBR is not the surviving entity in any merger or consolidation, (2) TMBR sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, (3) TMBR is to be dissolved and liquidated, (4) any person or entity, including a "group" as contemplated by
Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires or gains ownership or control of more than 50% of the outstanding shares of common stock, or (5) as a result of or in connection with a contested election of directors, the persons who were directors of TMBR before the election cease to constitute a majority of the Board (each such event, a "Corporate

Change"), then the Compensation Committee will effect one or more of the following alternatives with respect to the then outstanding options held by employees, which may vary among individual employee optionees: (1) accelerate the time at which such options may be exercised so that such options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Compensation Committee, after which specified date all unexercised options and all rights of employee optionees thereunder will terminate, (2) require the mandatory surrender to TMBR by selected optionees of some or all of such options as of a date specified by the Compensation Committee, in which event the Compensation Committee shall cancel such options and pay to each optionee an amount of cash per share equal to the excess of the fair market value, or in the case of stock options granted under the 1994 stock option plan the "Change of Control Value" of the shares subject to such option, over the exercise price(s) under such options for such shares, (3) make such adjustments to such options as the Compensation Committee deems appropriate to reflect such Corporate Change or (4) provide that thereafter upon any exercise of an option theretofore granted the optionee shall be entitled to purchase under such option, in lieu of the number of shares of common stock as to which such option shall then be exercisable, the number and class of shares of stock or other securities or property to which the optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the optionee had been the holder of record of the number of shares of common stock as to which such option is then exercisable.

         For purposes of the 1994 stock option plan, the "Change of Control Value" is an amount determined as follows, whichever is applicable: (1) the per share price offered to TMBR's shareholders in any merger, consolidation, sale of assets or dissolution transaction, (2) the price per share offered to TMBR's shareholders in any tender offer or exchange offer whereby a Corporate Change takes place, or (3) if a Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which the options being surrendered are exercisable, as determined by the Compensation Committee as of the date determined by the Compensation Committee to be the date of cancellation and surrender of such options. If the consideration offered to shareholders consists of anything other than cash, the Compensation Committee determines the fair cash equivalent of the portion of the consideration offered which is other than cash.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended March 31, 2002, the members of TMBR's Compensation Committee were David N. Fitzgerald and Raymond E. Batchelor. Mr. Batchelor, a Director of TMBR since 2001, is the President and controlling shareholder of BHC Pipe and Equipment Company, an oilfield equipment supply company. During the fiscal year ended March 31, 2002,

TMBR paid a total of approximately $708,800 to BHC for the purchase of drilling equipment and related oilfield supplies and equipment. TMBR has a long-standing relationship with BHC and has purchased oilfield drilling equipment and related materials from BHC for more than eleven years. We believe TMBR's transactions with BHC are as favorable as TMBR could obtain from an unaffiliated third party. During the fiscal year ended March 31, 2002, the largest amount we owed BHC was approximately $254,500, of which $53,465 was unpaid and outstanding at March 31, 2002. Payments for equipment purchased from BHC are made in the regular course of business, without interest, upon receipt of invoices from BHC.


CERTAIN TRANSACTIONS

         Until September, 1984, TMBR was a wholly owned subsidiary of Tom Brown, Inc. In September, 1984, Tom Brown, Inc. distributed TMBR's common stock to the stockholders of Tom Brown, Inc. Mr. Brown, the Chairman of the Board of Directors and Chief Executive Officer of TMBR, is also a director of Tom Brown, Inc. Both before and after TMBR's spin-off, TMBR has provided contract drilling services to Tom Brown, Inc. in connection with its oil and gas exploration and development activities. During the fiscal year ended March 31, 2002, TMBR did not provide any contract drilling services to Tom Brown, Inc. However, we anticipate that TMBR will perform contract drilling services for Tom Brown, Inc. in the future. Additionally, from time to time, TMBR acquires interests in leases from Tom Brown, Inc. and participates with Tom Brown, Inc. and other interest owners in the drilling and development of such leases where Tom Brown, Inc. acts as operator. We participate in these drilling ventures under standard form operating agreements on the same or similar terms afforded by Tom Brown, Inc. to unaffiliated third parties. Tom Brown, Inc. invoices all working interest owners, including TMBR, on a monthly basis for their respective share of operating and drilling expenses. During the year ended March 31, 2002, Tom Brown, Inc. billed TMBR approximately $14,700 for TMBR's proportionate share of drilling costs and related expenses incurred on properties operated by Tom Brown, Inc., approximately $2,100 of which was unpaid and outstanding at March 31, 2002. The largest amount owed by TMBR to Tom Brown, Inc. at any one time during the fiscal year ended March 31, 2002 for TMBR's share of drilling costs and related expenses was approximately $2,100.

                              INDEPENDENT AUDITORS

         Arthur Andersen LLP served as TMBR's independent auditors from March, 1990 until May 22, 2002. As reported in our Form 8-K Report dated May 22, 2002, we dismissed Arthur Andersen LLP as our independent accountant, effective May 22, 2002. The decision to dismiss Andersen was recommended by the Audit Committee and approved by the Board of Directors on May 21, 2002. Andersen's reports on our financial statements for the two fiscal years ended March 31, 2000 and March 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended March 31, 2000 and March 31, 2001 and the period from April 1, 2001 through May 22, 2002, there were no disagreements between TMBR and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Andersen furnished to TMBR a letter addressed to the SEC stating that it agreed with the statements made in our Form 8-K Report.

         As further reported in our Form 8-K Report dated June 3, 2002, KPMG LLP was engaged as our new independent accountant, effective June 3, 2002. The decision to engage KPMG was recommended and approved by our Audit Committee and the Board of Directors on June 3, 2002. During the two fiscal years ending March 31, 2000 and March 31, 2001 and the period from April 1, 2001 to June 3, 2002, we did not consult KPMG regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a disagreement or a reportable event.

         Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 2003 annual meeting of shareholders must be received by TMBR for possible inclusion in its Proxy Statement and form of Proxy relating to such meeting no later than March 25, 2003. The use of certified mail, return receipt requested, is suggested.

         The Proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a Director where the nominee is unable to serve and matters incident to the conduct of the Annual Meeting. For the annual meeting in 2003, management proxies will be permitted to use discretionary voting authority for matters submitted at the annual meeting other than pursuant to the procedures in SEC Rule 14a-8 if notice of the matter was not delivered to TMBR on or before June 8, 2003.

                                  OTHER MATTERS


         The Board of Directors knows of no matters, other than those described above, which are to be presented for shareholder action at the meeting. There will be an address by the Chairman of the Board and a general discussion period during which shareholders will have an opportunity to ask questions about our business. If any matter not described herein properly comes before the meeting, or any adjournment thereof, the persons named in the enclosed Proxy will, in the absence of instructions to the contrary, vote the Proxy in accordance with their best judgment.

         The Annual Report to Shareholders for the fiscal year ended March 31, 2002, which includes audited financial statements, is enclosed with this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

         A copy of our Annual Report on Form 10-K will be furnished at no charge to each "beneficial owner" of TMBR's common stock upon receipt of a written request of such person addressed to: Secretary, TMBR/Sharp Drilling, Inc., 4607 West Industrial Blvd., Midland, Texas 79703, containing a good faith representation that, as of July 26, 2002, such person was a beneficial owner of common stock entitled to vote at the Annual Meeting of Shareholders to be held August 28, 2002.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                                   James M. Alsup
                                                     Secretary

Midland, Texas
July 30, 2002

                                 [Front of Card]



                            TMBR/SHARP DRILLING, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas C. Brown and David N. Fitzgerald and each of them, attorneys, agents and proxies, with full power of substitution, to represent and to vote all shares of common stock of TMBR/SHARP DRILLING, INC. held of record by the undersigned on July 26, 2002, at the Annual Meeting of Shareholders of TMBR/SHARP DRILLING, INC. to be held on August 28, 2002, and at any adjournments or postponements thereof, in accordance with the instructions on the reverse side.

                                                           ----------------
          (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)     SEE REVERSE SIDE
                                                           ----------------

                                 [Back of Card]

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders
                            TMBR/SHARP DRILLING, INC.

                                 August 28, 2002





               o Please Detach and Mail in the Envelope Provided o
--------------------------------------------------------------------------------

                Please mark
                your votes
A        [X]    as in this
                example
                                         WITHHOLD
                                        AUTHORITY
                        FOR             to vote for
                        all             all nominees
                     nominees           listed at
                  listed at right         right

1. Election of         [ ]                 [ ]          NOMINEES:
   Directors                                            Raymond E. Batchelor
                                                        Thomas C. Brown
                                                        Michael M. Cone
                                                        David N. Fitzgerald
                                                        James B. Taylor

* To withhold authority to vote for any individual nominees, write that nominee's name in the space provided below:

-------------------------------

                                 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION HEREON. IN THE ABSENCE OF SUCH SPECIFICATION, THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS NAMED ON THIS PROXY CARD, AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON THE REVERSE HEREOF, WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS(S).

                                 PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE              DATE           SIGNATURE                DATE
         -------------     ----------          ---------------     -------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
--------------------------------------------------------------------------------